Exhibit 10.7

EXTENSION OF LEASE

It is agreed between Momenta Pharmaceuticals, Inc., LESSEE, and 68 Moulton Street Realty Trust, LESSOR, that the lease for four thousand, three hundred and sixteen (4,316) square feet of office space located on the third floor of 68 Moulton Street, Cambridge, MA 02138, and dated October 16, 2003 be extended for a period of four (4) months commencing September 1, 2004 and ending December 31, 2004.

LESSEE:

Momenta Pharmaceuticals, Inc.

By:	/s/ [illegible]

Date:	7/13/2004

LESSOR:

68 Moulton Street Realty Trust

By:	/s/ [illegible]

Date:	7/7/2004